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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 12, 1999

                         American Express Master Trust
                           (Issuer in respect of the
      6.60%  Class A Accounts Receivable Trust Certificates, Series 1992-2,
      5.375% Class A Accounts Receivable Trust Certificates, Series 1993-1, 7.60% Class A Accounts Receivable Trust Certificates, Series 1994-2 7.85% Class A Accounts Receivable Trust Certificates, Series 1994-3,
  Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-1, Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-2 and 5.90% Class A Accounts Receivable Trust Certificates, Series 1998-1)

               American Express Receivables Financing Corporation
                  Co-Originator of the Trust and a Transferor
                  -------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     33-47812
                                     33-49106
                                     33-67502
                                     33-81634
                                    333-51045
        Delaware                    000-21424               13-3632012
---------------------------         ---------               ----------
(State or other jurisdiction       (Commission            (IRS Employer
    of incorporation)              File Numbers)         Identification No.)


200 Vesey Street, New York, New York                         10285
-------------------------------------                        -----
(Address of principal executive offices)                   (Zip Code)


  Registrant's telephone number, including area code  (212) 640-3975


                        American Express Centurion Bank
                  Co-Originator of the Trust and a Transferor
                  -------------------------------------------
             (Exact name of registrant as specified in its charter)


              Utah                   000-21424-01          11-2869526
----------------------------         ------------          ----------
(State or other jurisdiction         (Commission          (IRS Employer
   of incorporation)                 File Numbers)      Identification No.)


6985 Union Park Center, Midvale, Utah                         84047
-------------------------------------                         -----
(Address of principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code  (801) 565-5000

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Item 5.  Other Events

        Information concerning the American Express Master Trust is contained in the Monthly Servicer's Certificate dated February 8, 1999 for the Distribution Date occurring on February 16, 1999 and the preceding Due Period from December 29, 1998 through January 27, 1999 provided to The Bank of New York, as Trustee under the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended (the "Agreement"), for the American Express Master Trust. Such Monthly Servicer's Certificate is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Information concerning interest distributions made on the Class A Certificates, Series 1996-1, 1996-2 and 1998-1 occurring on February 16, 1999, is contained in the Payment Date Statements provided to the holders of such Class A Certificates. Information concerning interest distributions made on the Class B Certificates, Series 1992-2, 1993-1, 1994-2, 1994-3, 1996-1, 1996-2
and 1998-1 occurring on February 16, 1999, is contained in the Payment Date Statements provided to the holder of such Class B Certificates. Such Payment Date Statements are attached hereto as Exhibits 20.1 and 20.2, respectively, and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.    Description
-----------    -----------

Exhibit 20.1 Payment Date Statements relating to interest distributions on the Class A Certificates, Series 1996-1, 1996-2 and 1998-1, occurring on February 16, 1999.

Exhibit 20.2 Payment Date Statements relating to interest distributions on the Class B Certificates, Series 1992-2, 1993-1, 1994-2, 1994-3,
               1996-1, 1996-2 and 1998-1, occurring on February 16, 1999.

Exhibit 99.1 Monthly Servicer's Certificate dated February 8, 1999 for the Distribution Date occurring on February 16, 1999 and the preceding Due Period from December 29, 1998 through January 27, 1999 provided to The Bank of New York, as Trustee under the Agreement for the American Express Master Trust.

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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:  February 12, 1999


                                                AMERICAN EXPRESS MASTER TRUST


                                                AMERICAN EXPRESS RECEIVABLES
                                                FINANCING CORPORATION,
                                                Transferor

                                                By:    /s/ Leslie R. Scharfstein
                                                       ________________________
                                                Name:  Leslie R. Scharfstein
                                                Title: Vice President



                                                AMERICAN EXPRESS CENTURION
                                                BANK,
                                                Transferor

                                                By:    /s/ Rhonda Halpern
                                                       ________________________
                                                Name:  Rhonda Halpern
                                                Title: Chief Financial Officer
                                                       and Treasurer

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                                  EXHIBIT INDEX


Designation          Description                                          Page
-----------          -----------                                          ----

Exhibit 20.1         Payment Date Statements relating to interest            5
                     distributions on the Class A Certificates, Series 1996-1, 1996-2 and 1998-1, occurring on February 16, 1999.

Exhibit 20.2         Payment Date Statements  relating to interest          12
                     distributions on the Class B Certificates, Series 1992-2, 1993-1, 1994-2, 1994-3, 1996-1,
                     1996-2 and 1998-1 occurring on February 16, 1999.

Exhibit 99.1         Monthly Servicer's Certificate dated February 8,       27
                     1999 for the Distribution Date occurring on February 16, 1999 and the preceding Due Period from December 29, 1998 through January 27, 1999 provided to The Bank of New York, as Trustee under the Agreement for the American Express
                     Master Trust.